SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8K12G3

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report: July 1, 2003


                        TELECOMMUNICATION PRODUCTS, INC.
                          ----------------------------
             (Exact name of Registrant as specified in its charter)

Colorado                           0-11882                     84-0916299
- ---------------------            ----------                 -----------------
(State or other                 (Commission File No.)       (IRS Employer
jurisdiction of                                             Identification  No.)
incorporation)


              9175 Wilshire Blvd., Suite B, Beverly Hills, CA 90210
            --------------------------------------------------------
                    (Address of principal executive offices))


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (310) 281-2571

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

        None.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

        None.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

        None.


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        None.

ITEM 5. OTHER EVENTS

     In March 2003 TCPD entered into an Agreements to purchase the business of Home Movie Networks, Inc. and to purchase an inventory of Guest Entertainment Systems hardware and peripherals from Home Movie Networks, Inc. for approximately $1,550,000 million dollars in cash and stock.

     The consolidated ProForma (unaudited) financial statements showing post transaction ProForma is attached hereto as Exhibit___.

     The transaction is not yet closed, due to certain conditions such as financing and preferred shares not yet issued as audit is incomplete. The company is striving to complete financing and to perform other required steps, but cannot give assurance that such will be completed.

     On July 19, 2002 the company filed an 8K in which it disclosed an arrangement for financing which would have required Robert Russell to retire 10 million shares held in his name. Such financing was never achieved and the agreement was terminated.

     In May 2003,  John M  Brazier  filed a lawsuit  in Denver  District  Court,
Colorado against the company and Robert Russell and the transfer agent, (Computershare) in which Brazier seeks a preliminary and permanent injunction to
i) require transfer of 19,231,092 shares owned in name of Robert Russell to John Brazier, and ii) requiring Company and Computershare to recognize Braziers immediate right to vote the 19,231,092 shares of the company. Mr. Brazier alleges he acquired certain collateral rights to the shares from prior corporate counsel for a corporate debt for approximately $26,000.

     Mr. Russell has indicated that he intends to vigorously contest the action. The company is in the process of consulting with litigation counsel to defend its position.

ITEM 6. RESIGNATION AND APPOINTMENT OF DIRECTORS

        None.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS, & EXHIBITS


Financial Statement - Consolidated Pro Forma (Subject to completion of the transaction)

            Exhibits:

        Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 1, 2003                TELECOMMUNICATION PRODUCTS, INC.


                                           /s/ Robert Russell
                                       By: -----------------------------------
                                           Robert Russell, President


                                         UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
                                                           March 31, 2003

                                                  Telpro         Home Movie     Adjustments            Consolidated
                                                  ------         ----------     -----------            ------------

                                                            ASSETS
Current assets                                           $0       $851,540                               $851,540
Property and equipment, net                          19,106        197,452                                216,558
Other                                             2,000,000                        (945,687)   1       1,054,313
                                                  ---------                        ---------   -       ---------

Total                                            $2,019,106     $1,048,992        ($945,687)           $2,122,411


                                            LIABILITIES AND STOCKHOLDERS DEFICIENCY

Current liabilities                                $165,957       $195,409                               $361,366
Long term liabilities                               75,000          3,860                                 78,860
                                                    ------          -----                                 ------
               Total liabilities                   240,957        199,269                                440,226
                                                   -------        -------                                -------
Common stock                                      4,223,244      2,987,440       (2,987,440)    1       4,223,244
Accumulated deficit                              (2,545,095)    (2,041,753)      2,041,753      1      (2,545,095)
                                                 -----------    -----------      ---------      -      -----------
               Total stockholders' equity        1,678,149        945,687          (945,687)           1,678,149
                                                 ---------        -------          ---------           ---------

Total                                            $2,160,063     $1,344,225        ($945,687)           $2,558,601




                                    UNAUDITED PROFORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                                   Year ended March 31, 2003


Revenues                                                 $0       $789,319                               $789,319
Cost of sales                                                      302,906                                302,906
Gross profit                                              0        486,413                                486,413

General and administrative                          520,230        545,548                              1,065,778
Research and development                             24,500                                                24,500

Income before extraordinary item                   (544,730)       (59,135)                              (603,865)

Extraordinary item                                  385,935                                               385,935

Net income (loss)                                 ($158,795)      ($59,135)                             ($217,920)




Notes
  1 Intercompany investment and subsidiary equity accounts have been eliminated

Notes of the Unaudited Proforma Financial Statements

1 The proforma statement of operations assumes that the Home Movie Network transaction occurred on April 1, 2002. For the purposes of the proforma statement of operations for the year ended March 31, 2003, Telecommunication Products, Inc.'s statement of operations for the year and Home Movie Network's statement of operations for the year were combined.

2 The acquisition of Home Movie Network was accounted for by the purchase method of accounting. Under purchase accounting, the total purchase price was allocated to the tangible and intangible assets and liabilities of Home Movie Network based on their respective fair values as of the closing date based upon valuations and other studies.

3 Property and equipment are being depreciated over the estimated useful lives. Intangible assets relating to licensing agreements are amortized over the license period. The cost in excess of the net value of the assets is not being amortized, but will be tested for impairment annually.

4 As of the date of the financials the transaction has not been completed and is subject to audit of the assets, financing, stock authorization and issuance and closing.